EXHIBIT 10.15

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (the “Agreement”) is made and entered into effective as of November 14, 2005, by and between UNICORP INCORPORATED, incorporated and existing under the laws of the State of Nevada (the “Company”), and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the “Investor”).

Recitals:

WHEREAS, the Company and the Investor entered into a standby equity distribution agreement dated August 8, 2005 (the “Standby Equity Distribution Agreement”) a registration rights agreement dated as of August 8, 2005 (the “Registration Rights Agreement”), an escrow agreement dated as of August 8, 2005 (the “SEDA Escrow Agreement”) and a placement agent agreement dated August 8, 2005 (the “Placement Agent Agreement”). (collectively, the Standby Equity Distribution Agreement, Registration Rights Agreement, the SEDA Escrow Agreement, and the Placement Agent Agreement are referred to as the “Transaction Documents.”)

NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants contained herein and in the Transaction Documents and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.
Termination. Each of the parties to this Agreement hereby terminate the Standby Equity Distribution Agreement, Registration Rights Agreement, the SEDA Escrow Agreement and the respective rights and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents.

2.
Fees.Each of the parties to this Agreement acknowledge that any and all fees paid to the Investor pursuant to the Transaction Documents were earned upon the execution of the Transaction Documents and shall be retained by the Investor notwithstanding the termination of the Transaction Documents as contemplated hereunder.

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IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above.

UNICORP INCORPORATED

By: /s/ Kevan M. Casey
Name: Kevan M. Casey
Title: Chief Executive Officer

CORNELL CAPITAL PARTNERS, LP

By: Yorkville Advisors, LLC
Its: General Partner

By: /s/ Mark A. Angelo
Name: Mark A. Angelo
Title: Portfolio Manager

MONITOR CAPITAL INC.

By: /s/ Hsiao-Wen Kao
Name: Hsiao-Wen Kao
Title: President